Altaba Inc.
Consolidated Schedule of Investments
As of March 31, 2021 (unaudited)
($ in thousands)
Description:				Shares	Fair Value $

Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services - 0.0%
SeatGeek, Inc. (1)(2)				47,463	185
Total Common Shares (Cost — $9)				47,463	185

Fixed Income Securities		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds (7)— 3.3%
Federated Hermes Government Obligations Fund - Premier Class		0.02		267,744	267,744
Total Money Market Investments (Cost — $267,744)				267,744	267,744

	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
U.S. Government Debt (6) — 96.4%
United States Treasury	Zero Coupon	0.01	4/6/2021	863,900	863,899
United States Treasury	Zero Coupon	0.01	4/13/2021	300,000	299,999
United States Treasury	Zero Coupon	0.01	4/15/2021	695,000	694,996
United States Treasury	Zero Coupon	0.01	4/20/2021	1,797,000	1,796,986
United States Treasury	Zero Coupon	0.01	4/22/2021	1,132,000	1,131,990
United States Treasury	Zero Coupon	0.01	4/27/2021	1,147,100	1,147,088
United States Treasury	Zero Coupon	0.01	4/29/2021	1,039,500	1,039,488
United States Treasury	Zero Coupon	0.01	5/6/2021	116,000	115,998
United States Treasury	Zero Coupon	0.02	5/13/2021	500,000	499,988
United States Treasury	Zero Coupon	0.01	5/20/2021	125,500	125,497
United States Treasury	Zero Coupon	0.01	6/3/2021	12,600	12,600
Total U.S. Government Debt (Cost — $7,728,248)				7,728,600	7,728,529

Total Short Term Fixed Income Securities (Cost — $7,728,248) — 96.4%				7,728,600	7,728,529

Total Unaffiliated Investments (Cost — $7,996,001)				7,996,344	7,996,458

Total Investments — 99.7%					7,996,458

Other Liabilities/Other Assets — 0.3%					20,648
Net Assets Applicable to Common Shares — 100.0%					$8,017,106

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors. Holdings equal to less than 1% of the net assets of the Fund.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of March 31, 2021.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is Yield as of March 31, 2021.
(6) A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund's agreement with the IRS.

At March 31, 2021, the tax basis cost of the Fund's investments was $7,996,001 and the unrealized appreciation was $457.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of March 31, 2021 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$-	$-	$185	$185
Money market funds	267,744	-	-	267,744
Fixed income securities:
U.S. government debt	-	7,728,529	-	7,728,529
Total financial assets at fair value	$267,744	$7,728,529	$185	$7,996,458

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Assets

	Total Investments	Unaffiliated Investments
Balance as of January 1, 2021	$185	$185
Purchases	-	-
Sales	-	-
Change in unrealized appreciation (depreciation)	-	-
Realized gain (loss)	-	-
Transfers out of Level 3	-	-
Balance as of March 31, 2021	$185	$185

The change in unrealized appreciation (depreciation) attributable to assets owned on March 31, 2021, which were valued using significant unobservable inputs (Level 3) amounted to $0.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities.

Type of investment	Fair Value at March 31, 2021 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments - common shares	$185	Valuation model	Price per share	$3.90